Exhibit 99.1

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Exhibit 99.1

Information About Forward Looking Statements and Pro Forma Financial Information This presentation contains forward-looking statements based on information currently available to Agere. Agere's actual results could differ materially from the results stated or implied by those forward- looking statements due to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, our reliance on major customers and suppliers, our ability to keep pace with technological change, our dependence on new product development, price and product competition, availability of manufacturing capacity, customer demand for our products and services, and general industry and market conditions. For a further discussion of these and other risks and uncertainties, see our annual report on Form 10-K for the fiscal year ended September 30, 2004. Agere disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In this presentation, we may discuss non-GAAP or pro forma financial information. You can find comparable GAAP information and reconciliations between the non-GAAP and GAAP information on our website at http://www.agere.com/webcast. Pro forma net income excludes gain or loss from the sale of, and income or loss from, discontinued operations; restructuring-related charges included in costs, primarily increased depreciation; certain other non-cash charges; net restructuring and other charges; purchased in-process research and development charges; amortization of acquired intangible assets; net gain or loss from the sale of operating assets; certain tax adjustments; cumulative effect of an accounting change and certain non-recurring charges.

Agere Q1FY2005 Results and Financial Highlights FY05 Q4 Total Q1 Actual Actual Actual Revenue 439 1,912 410 Pro Forma Gross Margin -% 45.4% 45.6% 44.4% Operating Expenses 180 768 174 Pro Forma OI Margin 4.5% 5.4% 2.0% Pro Forma Net Income per Share 0.00 0.03 (0.00) Restructuring / Other 134 219 60 GAAP Net Income per Share (0.07) (0.05) (0.04) Total Cash & Cash In Trust 797 692 Total Debt 567 436 Net Cash 230 256 FY04

Agere's Revenue by Application Storage Products SoCs, read-channels, preamps, hard disk controllers, motor controllers Telecom Mappers, framers, network processors, traffic management ICs Mobility Mobile phone ICs & software, VoIP Enterprise & Networking Custom chips for computing, enterprise, wireline and wireless; modem ICs, chips for satellite radio This chart includes IP revenue allocated by sales and other factors that may affect the relative size of the slices. 1QFY05 $166M $104M $57M $83M

Our Market Leadership Our Market Leadership #2 - 2.5G Handset Baseband ICs #3 - GPRS/EDGE Handset ICs #1 - HDD ICs #1 - RC/SoCs Storage #1 - Notebook Modems #2 - Overall Modems #2 - Data Proc ASICs Enterprise Sources: Forward Concepts Gartner Dataquest, IDC 2003, RHK, Agere Competitive Analysis Mobility #1 - Wireline Comm ICs #1 - Traffic Mgt ICs #1 - DSPs for Wireless Infrastructure Telecom 5,775 patents held and generating ~20 new patents per month

Source: IDC Targeted Revenue Growth 2003 - 2007 Emerging multimedia and consumer HDDs provide the largest growth opportunity. Handset replacement and 3G multimedia enabled devices drive growth. GbE and SAN offer double digit growth . IP based networks are fueling wireless and wireline access. Mobility Mid-Teens CAGR Telecom High Single Digit CAGR Enterprise Mid-Single Digit CAGR Storage Mid-Single Digit CAGR Storage: Mobility: Enterprise: Telecom:

Telecom Division Delivering Networked Multimedia to the Consumer Strong design win momentum Corecess selected our network processor for its IP DSLAM equipment Lucent incorporating Agere's switching chips in Access portfolio. Transport chips for Siemens for next generation carrier equipment Engaged with every major telecom equipment vendor Agere solutions in 50 percent of DSL deployments in China; 30 percent of 3G infrastructure All major vendors adopting network processor technology to speed up time-to-market, converge services and reduce R&D costs Capitalizing on trend toward standard multiservice platforms Unbreakable Access(tm) technology supported by multiple customers

Enterprise & Networking Division:
Leveraging Leading Edge IP

- SAN and Ethernet custom solutions to leading OEMs
  - Leverage best-in-class SerDes and other IP.
- Modem solutions leveraging best-in-class software IP.
- Leading supplier to Sirius for digital satellite radio ICs.
  - Supplying Gen1 & Gen2 solutions; Will continue to pursue future opportunities.
- Core logic client ASIC solutions for Apple and Sun
- Creating broader client access portfolio through home network server and printing & imaging initiatives
  - Collaborating with Digital 5 on development of complete NAS and Digital Media Server Solutions
- Introduced five Gigabit Ethernet products using TruePHY™ technology and industry's first single chip 48-port Gigabit Ethernet switch


IP
Standard Products
ASICs



agere systems

Gigabit Ethernet Solutions:
Capitalizing on Market Discontinuities

Competing Solution



Agere Solution



> 66% Size
> 35% Less Power
> 50% Fewer devices

- Agere focusing on most attractive segments
  - LOM/NIC
  - High port count L2 & L3 switch market
- Shipping Single-Port GbE PHY and PCI Express GbE MAC/PHY Controller
- Agere launched the industry's first single chip 48-port Gigabit Ethernet switch as part of Agere ET4K switch family
  - 50% lower total chip count
  - 35% lower power consumption
- Unveiled the industry's lowest power octal PHY -- Agere TruePHY™ ET1081
  - Less than 500mW per port
- Agere is currently shipping to key original design manufacturer (ODM) Accton Technology Corporation agere systems

Mobility Division: Expanding From a Solid GPRS/EDGE Base #2 GPRS/EDGE baseband vendor (15%) Designed in more than 100 models in 70 networks (in 5 of consumers Top 10) Designed in >20 EDGE handsets to date Vision(tm) architecture delivers mobile multimedia performance at low power Announced general availability of our first dual-mode 3G & EDGE solution - wEDGE. Top Supplier Award - Samsung 2003 &2004; Amoi 2004 New engagement with another tier-one mobility customer Delivered VoIP/VoWLAN to UT Starcom and other major Asian OEMs Sources: Market Position = IDC July 2004, Chart = Agere Competitive Analysis Mid-Teens CAGR Calendar Year 0 100 200 300 400 500 600 700 800 900 03 04e 05e 06e 07e 08e Units (M) HSDPA UMTS (Single) UMTS (Dual) EDGE GPRS GSM (Voice) CDMA FOMA OTHERS Worldwide handsets shipped into channel

Mass Market Will Be Dual Mode W-CDMA/EDGE Applications & multimedia driving handset evolution & growth 115 operators in 68 countries are committed to deploy EDGE for delivering next generation services. Agere offers, from the beginning, W-EDGE (EDGE/W-CDMA) dual mode platforms to the market based on our proven EDGE solution. Suburban Rural EDGE EDGE Users will not accept the performance loss or lack of service as they move out of WCDMA coverage area Urban UMTS

Storage Division: Expanding Customer Base Gained 4 new customers in 2004 Shipping single chip Serial ATA desktop SoCs to Maxtor and Seagate Agere delivers storage ICs to Samsung Shipping TrueStore read channels to GS MagicStor for use in the company's new 1.8-inch drives Agere provides a Serial ATA SoC for new 2.5" drive design to major Asian customer Delivering latest SiGe preamplifier to four major customers Design wins with every manufacturer of one-inch drives in the market 0 50 100 150 200 250 300 350 400 450 500 Units (M) 03 04e 05e 06e 07e 08e Consumer Desktop Notebook Enterprise HDD Units by Market Application Mid-Single Digit CAGR Calendar Year Sources: IDC, TrendFocus, Agere Marketing

Agere is Leading the Consumer HDD Wave

- Market leader for storage read-channels & SoCs in consumer electronics
- Engaged with 5 customers for SoCs across multiple small form factor programs.
- Leading in 1" small form factor ICs
  - Read-channels to GS MagicStor, HGST and Cornice
  - SoCs to Seagate for microdrive platforms
  - Shipped more small form factor drive chips in Q1FY05 than in all of FY2004
- Announced complete chip set specifically designed for portable CE devices.
  - Platform SoC solution – Hard Disk Controller, Read Channel, Firmware
  - Preamplifier
  - Motor Controller
  - CE-ATA and MMCA interface technology
- Design expertise and product portfolio for both mobile phones and storage

2004 CE shipments expected to surpass 30M units representing >85% growth and ~10% of global HDD market opportunity



Source: Trend Focus

Agere's Growth Opportunities Going Forward Enable multiservice and VoIP solutions Network processors and traffic management and VoIP DSPs Enable emerging home and enterprise storage networks SerDes, RAID media storage and multi-function devices Exploit transition to Gigabit Ethernet Ethernet PHY and switch solutions Expand current GPRS/EDGE mobile handset offerings UMTS, multimode/multimedia, HDD integration Extend our strong position in storage HDD SoCs for laptops, consumer electronics